Exhibit 99.3

The	Modification of the Presentation of Losses	For the Quarters Ended
Chubb	Incurred in the Property and Casualty	March 31, 2008 and 2007
Corporation	Underwriting Results

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
Beginning in the third quarter of 2008, the “net losses paid” and “increase (decrease) in outstanding losses” amounts in the property and casualty underwriting results reflect the impact of foreign currency fluctuations differently than in the past.
The property and casualty underwriting results that follow this page reflect modification to previously reported net losses paid and increase (decrease) in outstanding losses. Since net losses paid and increase (decrease) in outstanding losses for each line of business and in total have been modified by offsetting amounts, incurred losses for each line of business and in total are unchanged.
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Combined Loss and Expense Ratio or Combined Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$142	$147	$539	$520	$196	$173	$877	$840
Increase (Decrease) in Unearned Premiums	(14)	(18)	(70)	(55)	21	19	(63)	(54)

Net Premiums Earned	156	165	609	575	175	154	940	894

Net Losses Paid	104	109	268	242	83	79	455	430
Increase (Decrease) in Outstanding Losses	(6)	(1)	12	(22)	26	18	32	(5)

Net Losses Incurred	98	108	280	220	109	97	487	425

Expenses Incurred	43	44	184	171	62	52	289	267

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$15	$13	$145	$184	$4	$5	$164	$202

Ratios After Dividends to Policyholders:

Loss	62.8%	65.5%	46.0%	38.2%	62.3%	63.0%	51.8%	47.5%
Expense	30.3	29.9	34.1	32.9	31.6	30.1	33.0	31.8

Combined	93.1%	95.4%	80.1%	71.1%	93.9%	93.1%	84.8%	79.3%

Premiums Written as a % of Total	4.8%	5.1%	18.4%	18.1%	6.7%	6.0%	29.9%	29.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007

Net Premiums Written	$295	$307	$460	$441	$248	$257	$337	$301	$1,340	$1,306
Increase (Decrease) in Unearned Premiums	(23)	(13)	25	12	31	29	41	1	74	29

Net Premiums Earned	318	320	435	429	217	228	296	300	1,266	1,277

Net Losses Paid	140	158	162	223	99	85	154	144	555	610
Increase (Decrease) in Outstanding Losses	(5)	(3)	118	62	28	42	18	25	159	126

Net Losses Incurred	135	155	280	285	127	127	172	169	714	736

Expenses Incurred	106	107	129	123	53	52	118	111	406	393

Dividends Incurred	—	—	—	—	8	4	—	—	8	4

Statutory Underwriting Income	$77	$58	$26	$21	$29	$45	$6	$20	$138	$144

Ratios After Dividends to Policyholders:

Loss	42.5%	48.4%	64.4%	66.4%	60.8%	56.7%	58.1%	56.3%	56.7%	57.8%
Expense	35.9	34.9	28.0	27.9	22.1	20.6	35.0	36.9	30.5	30.2

Combined	78.4%	83.3%	92.4%	94.3%	82.9%	77.3%	93.1%	93.2%	87.2%	88.0%

Premiums Written as a % of Total	10.0%	10.7%	15.7%	15.4%	8.4%	9.0%	11.5%	10.5%	45.6%	45.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Professional				Total
	Liability		Surety		Specialty
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$604	$597	$99	$84	$703	$681
Increase (Decrease) in Unearned Premiums	(64)	(66)	17	6	(47)	(60)

Net Premiums Earned	668	663	82	78	750	741

Net Losses Paid	362	337	12	1	374	338
Increase (Decrease) in Outstanding Losses	19	80	(11)	—	8	80

Net Losses Incurred	381	417	1	1	382	418

Expenses Incurred	161	156	29	25	190	181

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income	$126	$90	$51	$51	$177	$141

Ratios After Dividends to Policyholders:

Loss	57.0%	62.9%	1.2%	1.3%	51.0%	56.5%
Expense	26.7	26.1	29.6	30.1	27.1	26.6

Combined	83.7%	89.0%	30.8%	31.4%	78.1%	83.1%

Premiums Written as a % of Total	20.6%	20.9%	3.4%	2.9%	24.0%	23.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$2,920	$2,827	$16	$40	$2,936	$2,867
Increase (Decrease) in Unearned Premiums	(36)	(85)	(4)	(33)	(40)	(118)

Net Premiums Earned	2,956	2,912	20	73	2,976	2,985

Net Losses Paid	1,384	1,378	32	51	1,416	1,429
Increase (Decrease) in Outstanding Losses	199	201	(31)	(50)	168	151

Net Losses Incurred	1,583	1,579	1	1	1,584	1,580

Expenses Incurred	885	841	9	29	894	870

Dividends Incurred	9	5	—	—	9	5

Statutory Underwriting Income	$479	$487	$10	$43	489	530

Increase (Decrease) in Deferred Acquisition Costs					13	(3)

GAAP Underwriting Income					$502	$527

Ratios After Dividends to Policyholders:

Loss	53.7%	54.3%	* %	* %	53.4%	53.0%
Expense	30.4	29.8	*	*	30.5	30.4

Combined	84.1%	84.1%	* %	* %	83.9%	83.4%

Premiums Written as a % of Total	99.5%	98.6%	0.5%	1.4%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(DOLLARS IN MILLIONS)

			Outside
			the		Worldwide
	United States		United States		Total
	2008	2007	2008	2007	2008	2007

Net Premiums Written	$2,135	$2,166	$801	$701	$2,936	$2,867
Increase (Decrease) in Unearned Premiums	(132)	(183)	92	65	(40)	(118)

Net Premiums Earned	2,267	2,349	709	636	2,976	2,985

Net Losses Paid	1,140	1,167	276	262	1,416	1,429
Increase (Decrease) in Outstanding Losses	110	113	58	38	168	151

Net Losses Incurred	1,250	1,280	334	300	1,584	1,580

Expenses Incurred	614	623	280	247	894	870

Dividends Incurred	9	5	—	—	9	5

Statutory Underwriting Income	$394	$441	$95	$89	489	530

Increase (Decrease) in Deferred Acquisition Costs					13	(3)

GAAP Underwriting Income					$502	$527

Ratios After Dividends to Policyholders:

Loss	55.4%	54.6%	47.1%	47.2%	53.4%	53.0%
Expense	28.9	28.8	35.0	35.2	30.5	30.4

Combined	84.3%	83.4%	82.1%	82.4%	83.9%	83.4%

Premiums Written as a % of Total	72.7%	75.5%	27.3%	24.5%	100.0%	100.0%